EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 UNITED STATES CODE SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Samuel Zell, the Chairman and Chief Executive Officer of Tribune Company, certify that (i) Tribune Company’s Form 10-Q for the quarter ended June 29, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form
10-Q for the quarter ended June 29, 2008 fairly presents, in all material respects, the financial condition and the results of operations of Tribune Company.

By:	/s/ Samuel Zell
Name: Samuel Zell
Title: Chairman and Chief Executive Officer

August 13, 2008